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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C., 20549

                                    Form 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 31, 2007


                          NITRO PETROLEUM INCORPORATED
               (Exact name of registrant as specified in charter)

             NEVADA                                     98-0488493
----------------------------------   ------------------------------------------
 (State or other jurisdiction              (I.R.S. Employer Identification No.)
of incorporation or organization)




29 - 3800 Pinnacle Way, Gallaghers Canyon
Kelowna, British Columbia, Canada                             V1W 3Z8
-----------------------------------------------   -----------------------------
     (Address of principal executive offices)               (Zip Code)


                                  250-809-9185
              ----------------------------------------------------
                            Issuer's telephone number

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b)) [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))


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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL  OFFICERS;  ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

On January 31, 2007, the Company accepted resignation of Mr. Gary Haukeland as a member of the Board of Directors of the Company.

The resignation of Mr. Haukeland was not as a result of any disagreement with the Company on any matters relating to the Company's operations, policies, or practices.




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          NITRO PETROLEUM INCORPORATED



/s/Ted Kozub
--------------------
Ted Kozub, President

Date:  February 8, 2007